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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K into The InterCept Group, Inc.'s previously filed Registration Statement File No. 333-70237.



/s/ Arthur Andersen LLP

Atlanta, Georgia
December 18, 2000